UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2018

LA QUINTA HOLDINGS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36412	90-1032961
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Hidden Ridge, Suite 600, Irving, Texas 75038

(Address of Principal Executive Offices) (Zip Code)

(214) 492-6600

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities

Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On May 8, 2018, La Quinta Holdings Inc. (“La Quinta”) issued a press release announcing that its Board of Directors (the “Board”) approved the distribution to La Quinta’s stockholders of all of the outstanding shares of common stock of CorePoint Lodging Inc. (“CorePoint Lodging”), which will become the holder of the owned real estate assets previously held by La Quinta. La Quinta stockholders of record will receive one share of CorePoint Lodging common stock for every two shares of La Quinta common stock held at the close of business on May 18, 2018, the record date for the distribution (or one share of CorePoint Lodging common stock for every one share of La Quinta common stock held as of the record date after giving effect to the 1-for-2 reverse stock split of La Quinta shares that will be effective immediately prior to the distribution of shares of CorePoint Lodging common stock). The spin-off transaction is expected to be completed on May 30, 2018, and CorePoint Lodging is expected to begin regular-way trading on the New York Stock Exchange under the ticker symbol “CPLG” on May 31, 2018. As previously announced, La Quinta will be merged with and into a subsidiary of Wyndham Worldwide Corporation immediately following the distribution of CorePoint Lodging common stock, subject to the satisfaction or waiver of conditions set forth in the previously filed merger agreement.

La Quinta also announced that the Board approved that the 1-for-2 reverse stock split of La Quinta shares will be effective immediately prior to the distribution of the CorePoint Lodging shares on May 30, 2018.

The press release announcing these matters is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this Current Report (including the exhibit attached hereto) contains forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks and uncertainties. A discussion of factors that may affect future results is contained in La Quinta’s Annual Report on Form 10-K for the year ended December 31, 2017, as such factors may be updated from time to time in La Quinta’s periodic filings with the Securities and Exchange Commission. La Quinta disclaims any obligation to update forward-looking statements, except as may be required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Press Release issued by La Quinta Holdings Inc., dated May 8, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LA QUINTA HOLDINGS INC.
(Registrant)

By:	/s/ Mark M. Chloupek
Name: Mark M. Chloupek
Title: Executive Vice President, Secretary and General Counsel

Date: May 8, 2018